WAIVER OF REGISTRATION RIGHTS

This Waiver of Registration Rights is entered into as of March 25, 2024 by and between Talis Biomedical Corporation, a Delaware corporation (the “Company”), and the undersigned holders of shares of capital stock of the Company (the “Stockholders”). Capitalized terms used herein and not defined shall have the meaning ascribed to them in that certain Registration Rights Agreement dated March 26, 2021 by and among the Company and the Stockholders (the “Registration Rights Agreement”).

WHEREAS, the Company previously filed a registration statement on Form S-3, File No. 333-264839, registering the resale by the Stockholders of up to 2,499,285 shares of the Company’s common stock (as adjusted to reflect the 1-for-15 reverse stock split effective July 5, 2023), which registration statement was declared effective by the Securities and Exchange Commission on May 24, 2022 (the “Registration Statement”);

WHEREAS, effective upon the Company’s filing of its annual report on Form 10-K for the year ended December 31, 2023 (the “Form 10-K”), the Company will not be eligible to continue the registration of Registrable Securities on Form S-3, and immediately prior to the filing of the Form 10-K, the Company will post-effectively amend the Registration Statement to withdraw the registration statement and terminate its effectiveness;

WHEREAS, the undersigned Stockholders desire to waive their registration rights under the Registration Rights Agreement for a period of thirty (30) days from the filing of the Form 10-K in order to preserve for the Company maximum flexibility in meeting the Company’s financial and other needs in pursuing strategic alternatives and/or the filing of a new registration statement on Form S-1 to register the resale by the Stockholders of the Registrable Securities covered by the Registration Statement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
Upon the execution of this Waiver of Registration Rights by the Company and the undersigned Stockholders, and pursuant to Sections 2.1(b) and 3.1 of the Registration Rights Agreement, the undersigned Stockholders hereby waive the registration rights with respect to all Registrable Securities beneficially owned by the Stockholders under the Registration Rights Agreement in connection with the Registration Statement for a period of thirty (30) days from the date that the Company files the Form 10-K with the Securities and Exchange Commission.

2.
Except as modified by this Waiver of Registration Rights, all other terms and conditions of the Registration Rights Agreement and the obligations of the Company and the Stockholders thereunder shall remain in full force and effect.

3.
This Waiver of Registration Rights may be executed in several counterparts, and all so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all of the parties are not signatory to the original or the same counterpart.

4.
This Waiver of Registration Rights shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned.

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IN WITNESS WHEREOF, the parties have executed this Waiver of Registration Rights effective as of the date first above written.

TALIS BIOMEDICAL CORPORATION

By: /s/ Robert J. Kelley

Robert J. Kelley

Chief Executive Officer

BAKER BROTHERS LIFE SCIENCES L.P.

By: BAKER BROS. ADVISORS LP, management company and investment adviser to BAKER BROTHERS LIFE SCIENCES, L.P., pursuant to authority granted to it by Baker Brothers Life Sciences Capital, L.P., general partner to BAKER BROTHERS LIFE SCIENCES, L.P., and not as the general partner

By: /s/ Scott Lessing

Scott Lessing

President

667, L.P.

By: BAKER BROS. ADVISORS LP, management company and investment adviser to 667, L.P., pursuant to authority granted to it by Baker Biotech Capital, L.P., general partner to 667, L.P., and not as the general partner

By: /s/ Scott Lessing

Scott Lessing

President